John Hancock
Classic Value Fund

SUMMARY PROSPECTUS 3–1–13

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the statement of additional information and most recent reports, online at www.jhfunds.com/Forms/Prospectuses.aspx. You can also get this information at no cost by calling 1-888-972-8696 or by sending an e-mail request to info@jhfunds.com. The fund’s prospectus and statement of additional information, both dated 3-1-13, and most recent financial highlights information included in the shareholder report, dated 10-31-12, are incorporated by reference into this Summary Prospectus.

 Class R6: JCVWX

Investment objective

To seek long-term growth of capital.

Fees and expenses

Shareholder fees (%) (fees paid directly from your investment)	Class R6

Maximum front-end sales charge (load) on purchases as a % of purchase price	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R6

Management fee	0.79

Other expenses	0.10

Total annual fund operating expenses	0.89

Expense example

Expenses ($)	Class R6

1 Year	91

3 Years	284

5 Years	493

10 Years	1,096

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was 37% of the average value of its portfolio.

Principal investment strategies

Under normal conditions, the fund invests at least 80% of its net assets in domestic equity securities.

In managing the fund, the subadviser seeks to identify companies that it believes are currently undervalued relative to the market, based on estimated future earnings and cash flow. These companies generally have market values at valuation ratios, such as price-to-book and below market average, as defined by the S&P 500 Index.

In choosing individual securities, the subadviser screens a dynamic universe of the 500 largest publicly traded U.S. companies. (As of December 31, 2012, this included companies with market values above approximately $5.9 billion.) Using fundamental research and a proprietary computer model, the subadviser ranks these companies from the cheapest to the most expensive on the basis of current share price to the subadviser’s estimate of

A Domestic Equity Fund

 John Hancock Classic Value Fund

normal long-term earnings power. As a result of the subadviser’s research and stock selection, the fund may focus on particular sectors of the economy. The subadviser’s management team intensively evaluates the cheapest companies to construct a portfolio of stocks that the subadviser believes generally have the following characteristics:

■	cheap on the basis of current price to estimated normal level of earnings
■	current earnings below normal levels
■	a sound plan to restore earnings to normal
■	a sustainable business advantage

Before investing, the subadviser considers the value of an entire business relative to its price. The subadviser views itself as a long-term business investor, rather than a stock buyer. This systematic process is intended to ensure that the fund’s portfolio avoids the emotional inputs that can lead to overvalued securities.

The subadviser approaches sell decisions from the same disciplined framework. The subadviser generally sells a security when it reaches fair value, there are more attractive opportunities or there is a change in company fundamentals.

Under normal market conditions, the fund is almost entirely invested in stocks. The fund may invest up to 20% of its net assets in debt securities, including debt securities rated below investment grade (below Baa by Moody’s Investors Service, Inc. (Moody’s) or below BBB by Standard & Poor’s Ratings Services (S&P)), and in comparable quality unrated securities that, in the opinion of the subadviser, offer comparable yield and risks to those securities that are rated.

The fund may also invest up to 20% of its net assets in securities of foreign issuers that are not publicly traded in the United States, including depositary receipts. The fund may invest without regard to the 20% limitation in securities of foreign issuers that are listed and traded on a domestic national securities exchange.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadviser’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Fixed-income securities risk Fixed-income securities are affected by changes in interest rates and credit quality. A rise in interest rates typically causes bond prices to fall. The longer the average maturity of the bonds held by the fund, the more sensitive the fund is likely to be to interest-rate changes. There is the possibility that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Large company risk Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Lower-rated fixed-income securities risk and high-yield securities risk Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as “junk bonds”) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments and can be difficult to resell.

Sector risk Because the fund may from time to time focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. A fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance, or by calling 1-888-972-8696 between 8:30 a.m. and 5:00 p.m., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

June 24, 1996 is the inception date for the oldest class of shares, Class A shares. Class R6 shares were first offered on September 1, 2011; the returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares. Effective 11-8-02, shareholders of the former Pzena Focused Value Fund became owners of that number of full and fractional shares of John Hancock Classic Value Fund. Additionally, the accounting and performance history of the former Pzena Focused Value Fund was redesignated as that of Class A shares of John Hancock Classic Value Fund.

Calendar year total returns — Class R6 (%)

Year-to-date total return The fund’s total return for the year ended December 31, 2012 was 15.32%.

Best quarter: Q2 ’09, 27.38%

Worst quarter: Q4 ’08, -25.15%

Average annual total returns (%)	1 Year	5 Year	10 Year

as of 12-31-12

Class R6 before tax	15.32	−1.64	4.74

After tax on distributions	14.73	−2.03	4.27

After tax on distributions, with sale	9.95	−1.54	4.08

Russell 1000 Value Index	17.51	0.59	7.38

Investment management

Investment adviser John Hancock Advisers, LLC
Subadviser Pzena Investment Management, LLC

Portfolio management

Antonio DeSpirito III Managing Principal and Portfolio Manager Managed fund since inception	John P. Goetz Managing Principal and Co-Chief Investment Officer Managed fund since inception	Richard S. Pzena Founder, Managing Principal, Chief Executive Officer and Co-Chief Investment Officer Managed fund since inception

Benjamin S. Silver, CFA, CPA Principal, Portfolio Manager and Co-Director of Research Joined fund team in 2012

 John Hancock Classic Value Fund

Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares of the fund is $1 million for all investors other than certain qualified plan investors. There is no minimum initial investment requirement for such qualified plan investors. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

© 2013 John Hancock Funds, LLC    38R6SP 3-1-13    SEC file number: 811-01677